UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2013

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On August 13, 2013, at 10:00 a.m. Eastern Time, The LGL Group, Inc. (the "Company") will hold an investor conference call to discuss the Company's financial results for the three and six months ended June 30, 2013, and current business activities and strategy. A copy of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A playback of the full conference call and the materials presented will be made available at the Company's website at www.lglgroup.com.
The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.
Item 9.01.                          Financial Statements and Exhibits.
(d)            Exhibits
Exhibit No.	Description
99.1	Investor Presentation dated August 13, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 13, 2013	THE LGL GROUP, INC.

	By:	/s/ James L. Williams
		Name:	James L. Williams
		Title:	Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation dated August 13, 2013.